Exhibit 99.1

 Corporate Update and Plans for 2023-2024  June 2023  NYSE-A: CTGO  Building Alaska’s Next   Gold Mines    Exhibit 99.1

 FORWARD LOOKING STATEMENT  The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101 (NI 43-101). CORE owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. Mining disclosure in the United States was previously required to comply with the U.S. Securities and Exchange Commission’s (the “SEC”) Industry Guide 7 (“SEC Industry Guide 7”) under the United States Securities Exchange Act of 1934, as amended. The SEC adopted final rules to replace SEC Industry Guide 7 with new mining disclosure rules under sub-part 1300 of Regulation S-K of the U.S. Securities Act (“Regulation S-K 1300”), which became mandatory for U.S. reporting companies beginning with the first fiscal year commencing on or after January 1, 2021. Under Regulation S-K 1300, the SEC now recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the SEC has amended its definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” to be substantially similar to international standards. Under Regulation S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE is in the process of preparing an S-K 1300 Report based on the FS.  Investors are cautioned that while the Regulation S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that CORE may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under the standards adopted under Regulation S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under Regulation S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable.   Please see the CORE's press release dated May 26, 2023 for more detail regarding the FS; and Kinross' July 27, 2022 and second quarter results:  2  https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska and : https://www.kinross.com/news-and-investors/news-releases/press-release-details/2022/Kinross-reports-2022-second-quarter-results/default.aspx;

 INVESTMENT HIGHLIGHTS  3  Tier 1 mining jurisdiction – Alaska  Manh Choh - One of the World’s highest grade open pit mines (8g/t)  Project de-risked  Agreement in place with Tetlin Alaska Native Tribe  All State and Federal Permits Received - Fully permitted  Turn-key operation, major contracts in place  Proven operator for Project - Kinross  Project financing in place ING/Macquarie Banks  Strong cash flow per share (CFPS) starting in 2024   Exploration upside

 Developing Alaska’s Next Gold Mines  Manh Choh – Construction Underway  Partnership with Kinross (70%) and the Alaska Native Tetlin Tribe (Royalty)  100% Owned Lucky Shot Mine – Initial Resource Exploring historic high-grade gold mine  Reserves/Resources  Exploration Stage

 Developing Alaska’s Next Gold Mines  Manh Choh – Development Stage  Construction underway  Partnership with Kinross (70%) and Contango (30%)  Using Fort Knox milling facilities (owned by Kinross)  Partnership with the Alaska Native Tetlin Tribe (Royalty)  Lucky Shot Mine – Brownfields Exploration   Exploring historic high-grade gold mine  Permitted  100% owned  Early-Stage Exploration Projects:  Shamrock  Eagle-Hona  Triple Z  5

 CORPORATE OVERVIEW  Traded on the NYSE American: CTGO  Russel 3000 Inclusion – June 26, 2023  7.6 Million Shares Outstanding  8.0 Million Shares Fully Diluted  100,000 Options;   Warrants – 88,000 @ $25 and 313,000 @ $30  $20 million Convertible Debt (8% Coupon) Convertible @ $30.50  ~ $US 9.5 Million Cash as of May 2023  Contango 30% owner of Peak JV;   Kinross Owns 70% and is Operator  100% owner of the Lucky Shot Property  100% owner of the Shamrock, Eagle-Hona and Triple Z   6  Secured $70 million Credit Facility with ING and Macquarie Banks  All Manh Choh Permits Received May 2023  Construction Underway Summer 2023  Contango ORE is expecting strong cash flow per share (CFPS) starting in 2024   CAPITAL STRUCTURE  Institutional  Retail / Others  Directors & Officers (Insiders)

MANH CHOH GOLD PROJECT

ALL MINE OPERATING PERMITS RECEIVED ➔ MINE SITE CONSTRUCTION UNDERWAY

NEAR-TERM PRODUCTION POTENTIAL & EXPLORATION UPSIDE


NYSE-A:CTGO

Feasibility in 2022 ➔ **Construction in 2023** ➔ Production in 2024 ➔ Explore 2800 sq.km area

- ✓ Simple Development Plan - mine Manh Choh Gold ore and then truck and process the ore at Kinross' Fort Knox Milling Complex ➔ Reduces execution risk to produce Gold and Silver over 4.5 year mine-life starting 2024
- ✓ Road Construction continued through Winter 2022-23 – ahead of schedule and on budget!
- ✓ $33.6 Million PGLLC H1 2023 Budget Nearly Complete - Ahead of Schedule and On Budget
- ✓ ➔ **$136.1 million H2 2023 Budget Approved - Mine Site Construction Underway!**

7

CONTANGO ORE

 8  Manh Choh Update Summer Construction Underway

 9  Kiewit selected as mining contractor  Founded it 1884, Kiewit is one of the largest   engineering, construction and mining companies in North America

 10  Manh Choh Update  UNDERWAY  Triple 7 CAT Trucks, Blast Hole Drill Rig   and 6030 CAT Shovel on Their Way

 11  Black Gold Transport Contracted for Ore Haul  Alaska Business 35 Years

 12  Mill Modifications at Fort Knox

 13  Mill Modifications at Fort Knox  Manh Choh Ore Stockpile Area

 14  Mill Modifications at Fort Knox

MANH CHOH GOLD PROJECT: Anticipated Economics

Model Assumptions per Contango SK1300 Feasibility Study[1]

CONTANGO ORE
GOLD SILVER COPPER

- **Using existing infrastructure at Fort Knox, Peak Gold LLC is planning on a 2024 start date**
- **Production estimate of 914,000 GEO over a 4.5-years equating to roughly 225,000 GEO per annum (30% to Contango Ore = +300,000 GEO or 67,500 GEO/Yr)[1]**
- **Average processed grades expected to be ~8 g/t Au**
- **Capital Costs ➔ Initial $189 million (including $14M Contingency) Contango: $56.8 million**
- **+ $26 million Capitalized Strip Contango: $7.8 million**
- **Total Capital Contango = $64.6 million based on Q2 2023 Feasibility Study[1]**
- **Operating Costs - Kinross est. AISC of ~US$900/GEO Contango AISC = $1116/GEO[1]**

[1] See Contango's SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in "Q2 Corporate Update " Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $182 Million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold" is a non-GAAP ratio. "GEO" refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska

15

 16  LOWER RISK & REDUCED TIMELINE TO PRODUCTION DECISION  DRILLING  SCOPING STUDY  PERMITTING & FEASIBILITY  PRODUCTION  DETAILED DESIGN PROCURMENT  CONSTRUCTION  $19 million Program in 2021: Resource In-fill, Hydrology, Geotechnical, Metallurgical Engineering; Environment and Community Outreach  With ~$2 million Exploration drilling to potentially expand the mine life  Tetlin Tribe has indicated their support for the project development plan;  Continued Community Engagement  $25.6 million 2022 budget approved and amended to $39.6 million   Kinross Feasibility Study completed and Permitting activities are advancing well;   Wetlands Dredge and Fill (404) Permit from USACE;   Other Permits Issued by State of Alaska  “Early Works” construction decision announced in July 2022  Road Construction/Mill Modification/Camp  Production expected to commence in 2024  Image used with permission from Kinross  Community Engagement  Mine Site construction decision with receipt of Mine Operating Plan Approved May 2023

 17  1 Hart, C.J.R., 2005. Mid-Cretaceous Magmatic Evolution and Intrusion-related Metallogeny of the Tintina Gold Province, Yukon and Alaska. Unpublished PhD thesis, University of Western Australia, 198 p.  1

 18  Coleman Adit  Lucky Shot “500” Adit  War Baby Adit  Looking NNE  Enserch Tunnel  Lucky Shot Vein   15.6g/t = ½ Oz/ton1  +1 mile (1.6 km) strike length   and open along strike and down dip

 19

 Fully Permitted Active Mine Site  Lucky Shot Update - Safety First Approach  Zero LTIs  20

Oblique View of Lucky Shot Vein Structure – Looking West

Coleman Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	190,092	15.6	95,036
TOTAL	190,092	15.6	95,036
Inferred	74,265	9.9	23,642

Lucky Shot Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	36,871	8.9	10,584
TOTAL	36,871	8.9	10,584
Inferred	7,793	5.9	1,468

Combined of Lucky Shot Vein Resources

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	226,963	14.5	105,620
TOTAL	226,963	14.5	105,620
Inferred	82,058	9.5	25,110

Coleman and Lucky Shot Resources Tables[1] Please see S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA

Link: https://www.contangoore.com/investors/overview



Coleman
Lucky Shot
War Baby
Murphy
Plunge +18
Azimuth 245
0
250
500
750

Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1600 per ounce; reported as contained within a 3.0g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3g/t gold cutoff grade (COG).

 22  Lucky Shot Capping Strategy – 10 to 30% Upside  Disintegration Analysis Used

 ?  ?

 Oblique View of Lucky Shot Segment – Looking NE

Plan View
New Vein Interpretation
Historic Stopes
Lucky Shot Workings
A
A'
Section View Along A-A'
0.58m @ 7.7 g/t Au
3.64m @ 4.5 g/t Au
Incl. 0.53m @ 26.3 g/t Au
1.52m @ 1.59 g/t Au
3.31m @ 3.92 g/t Au
Incl. 0.5m @ 9.99 g/t Au
1m @ 6.8 g/t Au
Incl. 0.5m @ 12 g/t Au
2.12m @ 1.68 g/t Au
1.99m @ 9.53 g/t Au
Incl. 0.71m @ 21.5 g/t Au
1.62m @ 7.64 g/t Au
Incl. 0.56m @ 15.3 g/t Au
Historic Lucky Shot Stope
Grab Samples from Vein Exposure in West Drift
#990078 – 26.1 g/t Au
#990079 – 379 g/t Au
LSU22018
LSU22019
LSU22020
LSU22021
LSU22022
LSU22023
OPEN
Au (ppm)
10
5
3
1
0.5
Plunge +10
Azimuth 070
0.0
12.5
25.0
37.5
50.0

 Planned In-Fill Drill Program for 15-20 Meter spacing  Looking Southwest

 27  Lucky Shot – At the Face with Lucky Shot Vein   Alaska’s Next Next Gold Mine

 28  THANK YOU

 29  The Russell 3000 Index is a capitalization-weighted stock market index that seeks to be a benchmark of the entire U.S. stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in America as measured by total market capitalization, and represents approximately 98% of the American public equity market.   On May 19, 2023 FTSE Russel announced,   based on the Preliminary List – Contango is set to join the broad-market Russell 3000® Index  Final Inclusion will occur at the conclusion of the 2023 Russell indexes annual reconstitution, effective after the US market opens on June 26, 2023.  Contango to Russell 3000® Index

 30  MANH CHOH GOLD PROJECT AND SURROUNDING TARGETS  Main MC  North MC  $3 Million Exploration Program Budgeted for 2023  Continued exploration for New Resources in Chief Danny Area  Further evaluation of 685,000 acre Manh Choh property   Additional regional stream sediment sampling  Geologic mapping   Geophysical surveys including detailed ground gravity survey

ASSET SUMMARY


CONTANGO ORE
KINROSS
100%
30%
70%
Peak Gold JV
State Claims
(~70,000 Acres)
Peak Gold Project
~(688,000 Acres)

- The Manh Choh project consists of a ~688,000 acres land package including ~13,000 acres of State Mining Claims

  ➔ **Roughly the size of Rhode Island**

- Contango is also the 100% owner of the Alaska state claims exploration land package (~70,000 acres)


100% CONTANGO ORE
State Claims
Manh Choh
Deposit
Tetlin Lease
North Manh Choh
Main Manh Choh
0
1
miles
Prospects
State Mining Claimes Owned by Peak Gold LLC
Tetlin Lease
Contango 100% Owned State Mining Claims
0
20
miles

31

NYSE American: CTGO

CONTANGO ORE

GOLD SILVER COPPER

Corporate Inquires:

info@contangoore.com
+1-778-386-6227
www.contangoore.com

Twitter: @orecontango
LinkedIn: Contango ORE
Instagram: ContangoORE
Facebook: Contango ORE

This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources and EBITDA, which are a financial measure not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources, EBITDA and cash flow to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources, EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information to which the Company has not had access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA.  33  NON-GAAP RECONCILIATION DISCLAIMER  APPENDIX